Supplement Dated November 13, 2009
To The Prospectus Dated April 6, 2009

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

For the JNL/Red Rocks Listed Private Equity Fund, please delete the first paragraph of the section entitled “The Sub-Adviser and Portfolio Management” and replace it with the following paragraph:

The Sub-Adviser and Portfolio Management.  The Sub-Adviser to the JNL/Red Rocks Listed Private Equity Fund is Red Rocks Capital LLC (“RRC”) located at 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.  RRC is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index.  RRC also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies.

This Supplement is dated November 13, 2009.

(To be used with VC4224 04/09, VC5869 04/09, VC5890 04/09, VC5995 04/09, JMV2731 09/09, VC3723 04/09, VC5825 04/09, VC5884 04/09, VC5885 04/09, VC3656 04/09, VC5526 04/09, VC3657 04/09, FVC4224FT 04/09, NV4224 04/09, NV3174CE 04/09, NV5526 04/09, NV3784 04/09, NV5869 04/09, NV5890 04/09, HR105 04/09 and VC2440 04/09.)

CMX4603 11/09

Supplement Dated November 13, 2009
To The Statement of Additional Information
Dated April 6, 2009

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 112, please delete the first paragraph after the heading “Red Rocks Capital LLC” and add the following paragraph in its place:

Red Rocks Capital LLC (“RRC”) is the Sub-Adviser to the JNL/Red Rocks Listed Private Equity Fund and is located at 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.

This Supplement is dated November 13, 2009.

(To be used with V3180 04/09 and V3180PROXY 04/09.)

CMX4602 11/09